     As filed with the Securities and Exchange Commission on April 1, 2002

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: April 1, 2002
                (Date of earliest event reported: March 29, 2002)


                             Pacific Capital Bancorp
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                     0-11113                  95-3673456
----------------------------      -------------------       -------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)             Identification No.)


                  1021 Anacapa St.
                  Santa Barbara, CA                        93101
     ----------------------------------------           -----------
     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:    (805) 564-6298
                                                       --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 29, 2002, the Board of Directors of Pacific Capital Bancorp ("Company") rescinded its earlier decision to engage Arthur Andersen LLP ("Andersen") as independent public accountants for the year 2002. The decision not to renew the engagement of Andersen as independent public accountants was made by the Board of Directors following the recommendation of its Audit Committee. Andersen's report on the Company's 2001 financial statements was filed with the Securities and Exchange Commission on March 15, 2002 in conjunction with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through March 29, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through March 29, 2002.

The audit reports of Andersen on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Andersen is attached as Exhibit 16.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant
                  99.1  Press Release dated April 1, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Pacific Capital Bancorp


Date: April 1, 2002                    By:  /s/ Donald Lafler
                                             ----------------------------------
                                        Name: Donald Lafler
                                              Executive Vice President &
                                              Chief Financial Officer

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                              EXHIBIT INDEX

   Exhibit
   Number         Description of Exhibit
   ----------     ----------------------
   16.1           Letter of Arthur Andersen LLP regarding change in
                  certifying accountant.

   99.1           Press Release dated April 1, 2002.